Exhibit 10.127

AFTER RECORDING, RETURN TO: Brian S. Short, Esq. Winstead PC 5400 Renaissance Tower 1201 Elm Street Dallas, Texas 75270

COLLATERAL IS OR INCLUDES FIXTURES

STATE OF WEST VIRGINIA	§
§
COUNTY OF WOOD	§

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS,
SECURITY AGREEMENT AND FIXTURE FILING

This Deed of Trust, Assignment of Rents and Leases, Collateral Assignment of Property Agreements, Security Agreement and Fixture Filing (as amended from time to time, this "Security Instrument") is made, and is executed as of June 30, 2010, by GRAND CENTRAL PARKERSBURG LLC, a Delaware limited liability company (together with its permitted successors and permitted assigns, "Grantor"), whose address for all purposes hereunder is c/o Glimcher Properties Limited Partnership, 180 East Broad Street, 21st Floor, Columbus, Ohio 43215, to LISA BALDERSON, ESQ. (together with its permitted successors and permitted assigns, "Trustee"), whose address for all purposes hereunder is 988 N. Rustling Rd., South Charleston, WV  25303, for the benefit of GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership (together with all of its successors and assigns, "Lender" or "Beneficiary"), whose address for all purposes hereunder is 6011 Connection Drive, Suite 550, Irving, Texas 75039.  For all state law, statutory and other purposes hereunder, the term "Lender" as used herein shall be deemed to mean a beneficiary of this Security Instrument with respect to the Property with all of the rights conferred hereby the same as if the term "beneficiary" were used in lieu of the term "Lender" throughout this Security Instrument.

ARTICLE 1

DEFINITIONS

Section 1.1                Definitions.  As used herein, the following terms shall have the following meanings:

"Indebtedness":  The sum of all principal, interest and other amounts due from Grantor under, or secured by, the Loan Documents.

"Loan Agreement":  The Loan Agreement, dated as of the date hereof, by and between Lender, as lender, and Grantor, as borrower, as the same may be replaced, amended, supplemented, extended or otherwise modified from time to time.

"Loan Documents":  The (1) Loan Agreement, (2) that certain promissory note, dated as of the date hereof, executed by Grantor pursuant to the Loan Agreement, in the original principal amount of $45,000,000.00 (as the same may be amended,  modified, assigned in whole or in part, bifurcated into multiple notes, componentized and/or replaced from time to time, the "Note" or "Notes", as applicable), (3) this Security Instrument and the other mortgages and deeds of trust executed by Grantor pursuant to the Loan Agreement, (4) all other documents now or hereafter executed by Grantor, or any other person or entity to evidence or secure the payment of the Indebtedness, and (5) all modifications, restatements, extensions, renewals and replacements of the foregoing.

"Obligations":  All of the agreements, covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Grantor under the Loan Documents.

"Property":  All of the following, or any interest therein (whether now owned or hereafter acquired):

(1)              the real property described in Exhibit A attached hereto and made a part hereof, together with any greater estate therein as hereafter may be acquired by Grantor (the "Land"),

(2)              all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (the "Improvements"),

(3)              all right, title and interest of Grantor in and to all materials, machinery, supplies, equipment, fixtures, apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, including, without limitation, any and all partitions, dynamos, window screens and shades, drapes, rugs and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, lighting, communications and elevator fixtures, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery and equipment, disposals, dishwashers, furniture, refrigerators and ranges, securities systems, art work, recreational and pool equipment and facilities of all kinds, water, gas, electrical, storm and sanitary sewer facilities of all kinds, and all other utilities whether or not situated in easements together with all accessions, replacements, betterments and substitutions for any of the foregoing (the "Fixtures"),

(4)              all right, title and interest of Grantor in and to all goods, accounts, general intangibles, instruments, documents, accounts receivable, chattel paper, investment property, securities accounts and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Grantor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and/or the Improvements or which may be used in or relating to the planning, development, financing or operation of the Land and/or the Improvements, including, without limitation, furniture, furnishings, equipment, machinery, money, insurance proceeds, condemnation awards, accounts, contract rights, trademarks, goodwill, chattel paper, documents, trade names, licenses and/or franchise agreements, rights of Grantor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Grantor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs and all refunds, rebates or credits in connection with a reduction in real estate taxes and assessments against the Land and/or Improvements as a result of tax certiorari or any applications or proceedings for reduction (the "Personalty"),

(5)              all reserves, escrows or impounds required under the Loan Agreement and all deposit accounts (including tenant's security and cleaning deposits and deposits with respect to utility services) maintained by or on behalf of Grantor with respect to the Land and/or Improvements,

(6)              all right, title and interest of Grantor in and to all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the "Plans"),

(7)              subject to the rights of Grantor hereunder and under the Loan Agreement, all leasehold estates, leases, subleases, sub-subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect and every modification, amendment or other agreement relating thereto, including every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto) which grant a possessory interest in, or the right to use or occupy, all or any part of the Land and/or Improvements, together with all related security and other deposits (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the "Leases"),

(8)              subject to the rights of Grantor hereunder and under the Loan Agreement, all right, title and interest of Grantor in and to all of the rents, revenues, income, proceeds, issues, profits (including all oil or gas or other mineral royalties and bonuses), security and other types of deposits, and other benefits paid or payable and to become due or payable by parties to the Leases other than Grantor for using, leasing, licensing, possessing, occupying, operating from, residing in, selling or otherwise enjoying any portion or portions of the Land and/or Improvements (the "Rents"),

(9)              all right, title and interest of Grantor in and to all other contracts and agreements in any way relating to, executed in connection with, or used in, the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition, management or ownership of the Land and/or Improvements or the sale of goods or services produced in or relating to the Land and/or Improvements (together with any and all modifications, renewals, extensions and substitutions of the foregoing, the "Property Agreements"), including, without limitation, all right, title and interest of Grantor in, to and under (a) all construction contracts, architects' agreements, engineers' contracts, utility contracts, letters of credit, escrow agreements, maintenance agreements, management, leasing and related agreements, parking agreements, equipment leases, service contracts, operating leases, catering and restaurant leases and agreements, agreements for the sale, lease or exchange of goods or other property, agreements for the performance of services, permits, variances, licenses, certificates and entitlements, (b) all material agreements and instruments under which Grantor or any of its affiliates or the seller of the Property have remaining rights or obligations in respect of the acquisition of the Property or equity interests therein, (c) applicable business licenses, variances, entitlements, certificates, state health department licenses, liquor licenses, food service licenses, licenses to conduct business, certificates of need and all other permits, licenses and rights obtained from any Governmental Authority or private Person, (d) all rights of Grantor to receive monies due and to become due under or pursuant to the Property Agreements, (e) all claims of Grantor for damages arising out of or for breach of or default under the Property Agreements, (f) all rights of Grantor to terminate, amend, supplement, modify or waive performance under the Property Agreements, to compel performance and otherwise to exercise all remedies thereunder, and, with respect to Property Agreements that are letters of credit, to make any draws thereon, and (g) to the extent not included in the foregoing, all cash and non-cash proceeds, products, offspring, rents, revenues, issues, profits, royalties, income, benefits, additions, renewals, extensions, substitutions, replacements and accessions of and to any and all of the foregoing,

(10)            all right, title and interest of Grantor in and to all rights, privileges, titles, interests, liberties, tenements, hereditaments, rights-of-way, easements, sewer rights, water, water courses, water rights and powers, air rights and development rights, licenses, permits and construction and equipment warranties, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, underground vaults, passages, strips or gores of land adjoining the Land or any part thereof,

(11)            all accessions, replacements, renewals, additions and substitutions for any of the foregoing and all proceeds thereof,

(12)            subject to the rights of Grantor hereunder or under the Loan Agreement, all insurance policies, unearned premiums therefor and proceeds from such policies, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, covering any of the above property now or hereafter acquired by Grantor,

(13)            all right, title and interest of Grantor in and to all mineral, riparian, littoral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Land and/or Improvements,

(14)            all of Grantor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures or Personalty, and

(15)            all after acquired title to or remainder or reversion in any of the property (or any portion thereof) described herein.

"UCC":  The Uniform Commercial Code of the state in which the Property is located or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than the state in which the Property is located then, as to the matter in question, the Uniform Commercial Code in effect in that state.

Capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Loan Agreement.

ARTICLE 2

HABENDUM

Section 2.1               Grant.  To secure in part the full and timely payment of the Indebtedness and the full and timely performance of the Obligations, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor HAS MORTGAGED, GIVEN, GRANTED, BARGAINED, SOLD, TRANSFERRED, WARRANTED, PLEDGED, ASSIGNED and CONVEYED, and does hereby MORTGAGE, GIVE, GRANT, BARGAIN, SELL, TRANSFER, WARRANT, PLEDGE, ASSIGN and CONVEY to Trustee, IN TRUST, WITH POWER OF SALE, the Property, TO HAVE AND TO HOLD, for the benefit of Lender, its heirs, successors and assigns, the Property, TO HAVE AND TO HOLD all of the Property (subject to Permitted Encumbrances) unto and for the use and benefit of Lender, its heirs, successors and assigns in fee simple forever, and Grantor does hereby bind itself, its heirs, successors and assigns to WARRANT AND FOREVER DEFEND the title to the Property (subject to Permitted Encumbrances) unto Lender and Trustee and their respective heirs, successors and assigns.

THIS CONVEYANCE IS MADE IN TRUST, that if Grantor shall pay and perform or cause to be paid and performed all of the Indebtedness and Obligations in accordance with the terms of the Loan Documents, then this conveyance shall be null and void and may be canceled of record at the request and cost of Grantor, which cost Grantor hereby agrees to pay, and Lender hereby agrees to deliver to Grantor such documents as Grantor may reasonably request to evidence such termination and cancellation; provided, however, that if, at any time, there shall be any Event of Default, then Lender and Trustee shall be entitled to exercise the remedies set forth in Article 3 below.

ARTICLE 3

DEFAULT AND FORECLOSURE

Section 3.1               Remedies.  If an Event of Default exists and is continuing, Lender may, at Lender's election and by or through Trustee or otherwise, take such action permitted at law or in equity, without notice or demand (except as explicitly provided in the Loan Agreement), as it deems advisable to protect and enforce its rights against Grantor and to the Property, including but not limited to, any or all of the following rights, remedies and recourses each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

(a)             Acceleration.  Declare the Indebtedness to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor (except as provided in the Loan Agreement)), whereupon the same shall become immediately due and payable.

(b)             Entry on Property.  Enter the Property and take exclusive possession thereof and of all books, records and accounts relating thereto.  If Grantor remains in possession of the Property after the occurrence and during the continuance of an Event of Default and without Lender's prior written consent, Lender may invoke any legal remedies to dispossess Grantor.

(c)             Operation of Property.  Whether or not a receiver has been appointed pursuant to Section 3.1(e) hereof, hold, lease, develop, manage, operate, control and otherwise use the Property upon such terms and conditions as Lender may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Lender deems reasonably necessary or desirable), exercise all rights and powers of Grantor with respect to the Property, whether in the name of Grantor or otherwise, including without limitation the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents, and apply all Rents and other amounts collected by Lender or Trustee in connection therewith in accordance with the provisions of Section 3.7 hereof.

(d)              Foreclosure and Sale.

  (i)             Institute proceedings for the complete foreclosure of this Security Instrument, by exercise of the STATUTORY POWER OF SALE or otherwise, in which case the Property may be sold for cash or credit in one or more parcels or in several interests or portions and in any order or manner.

  (ii)            With respect to any notices required or permitted under the UCC, Grantor agrees that ten (10) Business Days' prior written notice shall be deemed commercially reasonable.  At any such sale by virtue of any judicial proceedings or any other legal right, remedy or recourse including power of sale, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor.  Lender may be a purchaser at such sale and if Lender is the highest bidder, may credit the portion of the purchase price that would be distributed to Lender against the Indebtedness in lieu of paying cash.

  (iii)           At any such sale (A) whether made under the power herein contained, the UCC, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, including power of sale, it shall not be necessary for Trustee to be physically present at or to have constructive possession of the Property (Grantor shall deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof, as completely as if Trustee had been actually present and delivered to purchaser at such sale, (B) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Grantor, (C) each recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law, and appointment of any successor Trustee hereunder, (D) any prerequisites to the validity of such sale shall be conclusively presumed to have been performed, and (E) the receipt of Trustee or other party making the sale shall be a sufficient discharge to the purchaser or purchasers for his/her/their purchase money and no such purchaser or purchasers, or his/her/their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof.

(e)              Receiver.  Prior to, concurrently with, or subsequent to the institution of foreclosure proceedings, make application to a court of competent jurisdiction for, and (to the extent permitted by applicable law) obtain from such court as a matter of strict right and without notice to Grantor or anyone claiming under Grantor or regard to the value of the Property or the solvency or insolvency of Grantor or the adequacy of any collateral for the repayment of the Indebtedness or the interest of Grantor therein, the appointment of a receiver or receivers of the Property, and Grantor irrevocably consents to such appointment.  Any such receiver or receivers shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 3.7 hereof.

(f)               Other.  Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Notes either before, during or after any proceeding to enforce this Security Instrument).

Section 3.2               Separate Sales.  The Property may be sold in one or more parcels and in such manner and order as Lender in its sole discretion, may elect, subject to applicable law; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 3.3                Remedies Cumulative, Concurrent and Nonexclusive.  Lender shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent and shall be in addition to every other remedy so provided or permitted, (b) may be pursued separately, successively or concurrently against Grantor, or against the Property, or against any one or more of them, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.  No action by Lender or Trustee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

Section 3.4               Release of and Resort to Collateral.  Lender (and Trustee, on behalf of Lender), may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Property, any part of the Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Property.  For payment of the Indebtedness, Lender may resort to any other security in such order and manner as Lender may elect.

Section 3.5               Waiver of Redemption, Notice and Marshaling of Assets.  To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or "moratorium law" or other law or judicial decision exempting the Property or any part thereof, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption reinstatement (to the extent permitted by law) or extension of time for payment, (b) any right to a marshaling of assets or a sale in inverse order of alienation, and (c) any and all rights it may have to require that the Property be sold as separate tracts or units in the event of foreclosure.

Section 3.6               Discontinuance of Proceedings.  If Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Lender shall have the unqualified right to do so and, in such an event, Grantor and Lender shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Lender thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 3.7               Application of Proceeds.  Except as otherwise provided in the Loan Documents and unless otherwise required by applicable law, the proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Property, shall be applied by Lender or Trustee (or the receiver, if one is appointed) in the following order or in such other order as Lender or Trustee shall determine in its sole discretion:

(a)              to the payment of the reasonable costs and expenses of taking possession of the Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) receiver's fees and expenses, (2) court costs, (3) reasonable attorneys', accountants', appraisers', environmental consultants', engineers' and other experts' fees and expenses, (4) costs of advertisement, (5) costs of procuring title searches, title policies and similar data and assurance with respect to title, (6) the payment of all applicable transfer taxes and mortgage recording taxes, and (7) the payment of all ground rent, real estate taxes and assessments;

(b)              to the payment of all amounts, other than the unpaid principal balance of the Notes and accrued but unpaid interest, which may be due under the Loan Documents;

(c)              to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Lender in its sole discretion may determine; and

(d)              the balance, if any, to the payment of the Persons legally entitled thereto.

If Lender shall be ordered, in connection with any bankruptcy, insolvency or reorganization of Grantor, to restore or repay to or for the account of Grantor or its creditors any amount theretofore received under this Section 3.7, the amount of such restoration or repayment shall be deemed to be a part of the Indebtedness so as to place Lender in the same position it would have been in had such amount never been received by Lender.

Section 3.8               Occupancy After Foreclosure.  The purchaser at any foreclosure sale pursuant to Section 3.1(d) shall become the legal owner of the Property (subject to Permitted Encumbrances).  All occupants of the Property shall, at the option of such purchaser, become tenants of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand.  It shall not be necessary for the purchaser at said sale to bring any action for possession of the Property other than the statutory action of forcible detainer in any justice court having jurisdiction over the Property.

Section 3.9               Additional Advances and Disbursements; Costs of Enforcement.  If any Event of Default has occurred and is continuing, Lender shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Grantor.  All sums advanced and expenses incurred at any time by Lender under this Section 3.9, or otherwise under this Security Instrument or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the Default Rate, and all such sums, together with interest thereon, shall constitute additions to the Indebtedness and shall be secured by this Security Instrument and Grantor covenants and agrees to pay them to the order of Lender promptly upon demand.

Section 3.10              No Lender in Possession.  Neither the enforcement of any of the remedies under this Article 3, the assignment of the Rents and Leases under Article 4, the collateral assignment of the Property Agreements under Article 5, the security interests under Article 6, nor any other remedies afforded to Lender under the Loan Documents, at law or in equity shall cause Lender or Trustee to be deemed or construed to be a lender in possession of the Property, to obligate Lender or Trustee to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.  Grantor shall, and hereby agrees to indemnify Lender for, and to hold Lender harmless from and against, any and all claims, liability, expenses, losses or damages which may or might be asserted against or incurred by Lender, as the case may be, solely by reason of Lender's status as an assignee pursuant to the assignment of Rents and Leases contained herein, but excluding any claim to the extent of Lender's gross negligence or willful misconduct.  Should Lender incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Grantor shall reimburse Lender within five (5) Business Days after demand therefore.

ARTICLE 4

ASSIGNMENT OF RENTS AND LEASES

Section 4.1               Assignment.  Grantor does hereby presently, absolutely and unconditionally assign to Trustee for the benefit of Lender, Grantor's right, title and interest in all current and future Leases and the absolute, unconditional and continuing right to receive and collect all Rents, it being intended by Grantor that this assignment constitutes a present, outright, immediate, continuing and absolute assignment and not an assignment for additional security only.  Such assignment to Trustee for the benefit of Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Lender.  Lender shall have no responsibility on account of this assignment for the control, care, maintenance, management or repair of the Property, for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property.  Grantor agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such assignment.

Section 4.2               License.  Notwithstanding that Grantor hereby presently grants to Trustee for the benefit of Lender an outright, immediate, continuing and absolute assignment of the Rents and Leases and not merely the collateral assignment of, or the grant of a lien or security interest in, the Rents and Leases, Trustee on behalf of Lender hereby grants to Grantor and its successors and not to any tenant or any other person, a revocable license to collect and receive the Rents and to retain, use and enjoy the same and otherwise exercise all rights as landlord under any Lease, in each case subject to the terms hereof and of the Loan Agreement.  Upon the occurrence and during the continuance of any Event of Default, (a) the license granted herein to Grantor shall immediately and automatically cease and terminate and shall be void and of no further force or effect, (b) Lender shall immediately be entitled to possession of all Rents (whether or not Lender enters upon or takes control of the Property) and (c) at the request of Lender, Grantor shall deliver written notice to all tenants and subtenants under any of the Leases either (i) notifying such tenants and subtenants that all Rent due under the Leases shall continue to be paid to the Cash Management Account or (ii) instructing such tenants and subtenants to remit all Rents due under the Leases to such other account as Lender shall notify Grantor in writing provided that, if such Event of Default ceases to exist, the license described in the foregoing clause (a) shall automatically be reinstated.  Notwithstanding said license, upon acceleration of the Loan following an Event of Default, Grantor agrees that Lender, and not Grantor, shall be deemed to be the creditor of each tenant or subtenant under any Lease in respect to assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting such tenant or subtenant (without obligation on the part of Lender, however, to file or make timely filings of claims in such proceedings or otherwise to pursue creditors' rights therein), with an option to apply in accordance with the Loan Documents any money received from such tenant or subtenant in reduction of any amounts due under the Loan Documents.  Upon the occurrence and during the continuance of an Event of Default, any portion of the Rents held by Grantor shall be held in trust for the benefit of Lender for use in the payment of the Indebtedness.

Section 4.3                Certain Rights of Lender.  Subject to the revocable license granted above, upon the occurrence and during the continuance of an Event of Default, Lender shall have the immediate and continuing right, power and authority, either in person or by agent, without bringing any action or proceeding, or by a receiver appointed by a court, without the necessity of taking possession of the Property in its own name, and without the need for any other authorization or action by Grantor or Lender, in addition to and without limiting any of Lender's rights and remedies hereunder, under the Loan Agreement and any other Loan Documents and as otherwise available at law or in equity, (a) to notify any tenant or other person that the Leases have been assigned to Lender and that all Rents are to be paid directly to Lender, whether or not Lender has commenced or completed foreclosure or taken possession of the Property; (b) to settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations in, to and under the Leases; (c) to demand, sue for or otherwise collect, receive, and enforce payment of Rents, including those past-due and unpaid and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to the Rents and Leases; (d) to enter upon, take possession of and operate the Property whether or not foreclosure under this Security Instrument has been instituted and without applying for a receiver; (e) to lease all or any part of the Property; and/or (f) to perform any and all obligations of Grantor under the Leases and exercise any and all rights of Grantor therein contained to the full extent of Grantor's rights and obligations thereunder.

Section 4.4               Irrevocable Instructions to Tenants.  Lender shall have the right to deliver a copy of this Security Instrument to each tenant under a Lease and to each manager and managing agent or operator of the Property.  Grantor irrevocably directs any tenant, manager, managing agent, or operator of the Property, without any requirement for notice to or consent by Grantor, to comply with all demands of Lender under this Article 4 and to turn over to Lender on demand all Rents which it receives.  Grantor hereby acknowledges and agrees that payment of any Rents by a person to Lender as hereinabove provided shall constitute payment by such person, as fully and with the same effect as if such Rents had been paid to Grantor.  Lender is hereby granted and assigned by Grantor the right, at its option, upon revocation of the license granted herein, upon an Event of Default that is continuing, to enter upon the Property in person or by agent, without bringing any action or proceeding, or by court-appointed receiver to collect the Rents.  Any Rents collected prior to or after the revocation of the license shall be applied in accordance with the provisions of the Loan Agreement.  Neither the enforcement of any of the remedies under this Article 4 nor any other remedies or security interests afforded to Lender under the Loan Documents, at law or in equity shall cause Lender to be deemed or construed to be a lender in possession of the Property, to obligate Lender to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.  Grantor shall, and hereby agrees to indemnify Lender for, and to hold Lender harmless from and against, any and all claims, liability, expenses, losses or damages which may or might be asserted against or incurred by Lender solely by reason of Lender's status as an assignee pursuant to the assignment of Rents and Leases contained herein, but excluding any claim to the extent caused by Lender's gross negligence or willful misconduct.  Should Lender incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Grantor shall reimburse Lender therefor within ten (10) Business Days after demand.

Section 4.5                Unilateral Subordination.  Lender may, at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Security Instrument to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate.  No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Security Instrument to any Lease.

ARTICLE 5

COLLATERAL ASSIGNMENT OF PROPERTY AGREEMENTS

Section 5.1                Collateral Assignment.  Grantor does hereby collaterally assign and pledge to Lender, Grantor's right, title and interest in, to and under all current and future Property Agreements.  Such collateral assignment to Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Property Agreement or otherwise impose any obligation upon Lender.  Grantor agrees to execute and deliver to Lender such additional instruments, in form and substance satisfactory to Lender, as may hereafter be requested by Lender to further evidence and confirm such collateral assignment.

Section 5.2               Retained Rights of Grantor.  Subject to the other provisions of this Article 5 and the provisions of the other Loan Documents, for so long as no Event of Default shall have occurred and be continuing, Grantor may exercise all of its rights and privileges under the Property Agreements and shall have the exclusive right and authority to deal with, enjoy the benefit under, grant any consents and approvals under, and amend, modify or terminate, such Property Agreements, collect, receive and retain for its own benefit all monies due or to become due under such Property Agreements, sue and enforce all claims of Grantor for damages arising under such Property Agreements, and retain for its own benefit all items described in clause (d) of paragraph (9) of the definition of "Property" above, if and to the extent not prohibited by the Loan Agreement or the other Loan Documents.  Upon the occurrence and during the continuance of any Event of Default, the rights of Grantor described in this Section 5.2 shall immediately and automatically cease and terminate and shall be void and of no further force or effect, provided that, if such Event of Default ceases to exist, such rights shall automatically be reinstated.  To the extent not prohibited by the applicable Property Agreement, any amounts held by Grantor as a party to the Property Agreements shall be held in trust for the benefit of Lender for use in the payment of the Indebtedness.

Section 5.3               Exercise of Assigned Rights.  Grantor hereby irrevocably directs the grantor or licensor of, or the contracting party to, any Property Agreement, upon demand from Lender, to recognize and accept Lender as the party to such Property Agreement for any and all purposes as fully as it would recognize and accept Grantor and the performance of Grantor thereunder; provided, that Lender hereby covenants to Grantor that it will not make such demand except upon the occurrence and during the continuance of an Event of Default.  Upon the occurrence, and during the continuance, of an Event of Default, without further notice or demand and at Grantor's sole cost and expense, Lender shall be entitled to exercise all rights of Grantor arising under the Property Agreements.  Grantor hereby acknowledges and agrees that payment of any amounts owing under any Property Agreement by a person to Lender as hereinabove provided shall constitute payment by such person, as fully and with the same effect as if such amounts had been paid to Grantor.  Any amounts collected shall be applied in accordance with the provisions of the Loan Agreement.  At Lender's request, Grantor shall deliver a copy of this Security Instrument to each grantor or licensor of or the contracting party to a Property Agreement, and Lender shall have the continuing right to do so.

Section 5.4               Indemnity.  Grantor shall, and hereby agrees to indemnify Lender for, and to hold Lender harmless from and against, any and all claims, liability, expenses, losses or damages which may or might be asserted against or incurred by Lender solely by reason of Lender's status as an assignee pursuant to the collateral assignment of Property Agreements contained herein, but excluding any claim to the extent caused by Lender's gross negligence or willful misconduct.  Should Lender incur any such claim, liability, expense, loss or damage, the amount thereof, including all actual expenses and reasonable fees of attorneys, shall constitute Indebtedness secured hereby, and Grantor shall reimburse Lender therefor within ten (10) Business Days after demand.

Section 5.5                Property Agreement Covenants.

(a)              Grantor shall perform and observe, in a timely manner, all of the covenants, conditions, obligations and agreements of Grantor under the Property Agreements and shall suffer or permit no delinquency on its part to exist thereunder if such action is prohibited by the Loan Agreement, or would have a Material Adverse Effect.

(b)              Grantor shall not (i) sell, assign, transfer, mortgage or pledge any Property Agreement or any such right or interest under any Property Agreement, or (ii) cancel, terminate, amend, supplement or modify any Property Agreement, in either case, if such action is prohibited by the Loan Agreement or would have a Material Adverse Effect.

(c)              Grantor shall exercise all reasonable efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement to be performed by the franchisor, manager, licensor, grantor or other contracting party under the Property Agreements, if the failure to take such action would have a Material Adverse Effect.

ARTICLE 6

SECURITY AGREEMENT

Section 6.1                Security Interest.  This Security Instrument constitutes both a real property mortgage and a "Security Agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements (said portion of the Property subject to the UCC, the "Collateral").  The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Property.  Grantor, by executing and delivering this Security Instrument, hereby grants to Lender, a first and prior security interest in the Personalty, Fixtures, Plans, Leases, Rents and Property Agreements and all other Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, subject only to Permitted Encumbrances, and agrees that Lender shall have all the rights and remedies of a secured party under the UCC with respect to such property including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral.  Upon request or demand of Lender, during the continuance of an Event of Default, Grantor shall at its expense assemble the Collateral and make it available to Lender at the Property.  Grantor shall pay to Lender on demand any and all expenses, including actual reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral.  Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Grantor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to Grantor.  The proceeds of any disposition of the Collateral, or any part thereof, shall, except as otherwise provided in the Loan Documents or required by law, be applied by Lender in accordance with Section 3.7 hereof.

Section 6.2               Further Assurances.  Grantor shall execute and deliver to Lender and/or file, in form and substance satisfactory to Lender, such further statements, documents and agreements, financing statements, continuation statements, and such further assurances and instruments, and do such further acts, as Lender may, from time to time, reasonably consider necessary, desirable or proper to create, perfect and preserve Lender's security interest hereunder and to carry out more effectively the purposes of this Security Instrument, and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest; provided that such further statements, documents, agreements, assurances, instruments and acts do not increase the liability or obligations or decrease the rights of Grantor from those provided for in the Loan Documents.  As of the date hereof, Grantor's chief executive office and principal place of business is at the address set forth in the first paragraph of this Security Instrument, and Grantor shall promptly notify Lender of any change in such address.

Section 6.3               Fixture Filing.  This Security Instrument shall also constitute a "fixture filing" for the purposes of the UCC upon all of the Property which is or is to become "fixtures" (as that term is defined in the UCC), upon being filed for record in the real estate records of the City or County wherein such fixtures are located.  Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Grantor) and Secured Party (Lender) as set forth in the first paragraph of this Security Instrument.

ARTICLE 7

MISCELLANEOUS

Section 7.1               Notices.  Any notice required or permitted to be given under this Security Instrument shall be given in the manner described in the Loan Agreement.

Section 7.2               Covenant Running with the Land.  All representations, warranties, covenants and Obligations contained in the Loan Agreement are incorporated herein by this reference and, to the extent relating to the Property, are intended by the parties to be, and shall be construed as, covenants running with the land.  All persons or entities who may have or acquire an interest in the Property shall be deemed to have notice of, and be bound by, the terms of the Loan Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Lender.

Section 7.3               Attorney-in-Fact.  Grantor hereby irrevocably appoints Lender and its successors and assigns, as its attorney-in-fact, which appointment is irrevocable and coupled with an interest, after the occurrence and during the continuance of an Event of Default (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Lender deems appropriate to protect Lender's interest, if Grantor shall fail to do so within ten (10) days after written request by Lender, (b) upon the issuance of a deed or assignment of lease pursuant to the foreclosure of this Security Instrument or the delivery of a deed or assignment of lease in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures, Plans and Property Agreements in favor of the grantee of any such deed or the assignee of any such assignment of lease and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Lender's security interests and rights in or to any of the Collateral, and (d) while any Event of Default exists, to perform any obligation of Grantor hereunder; however:  (1) Lender shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Lender in such performance shall be included in the Indebtedness and shall bear interest at the Default Rate; (3) Lender as such attorney-in-fact shall only be accountable for such funds as are actually received by Lender; and (4) Lender shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section 7.3.

Section 7.4               Successors and Assigns.  For so long as any portion of the Indebtedness remains outstanding, this Security Instrument shall be binding upon and inure to the benefit of Lender and Grantor and their respective successors and assigns.

Section 7.5               No Waiver.  Any failure by Lender or Trustee to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Lender and Trustee shall each have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 7.6               Subrogation.  To the extent proceeds of the Notes have been used to extinguish, extend or renew any indebtedness against the Property, then Lender shall be subrogated to all of the rights, liens and interests existing against the Property and held by the holder of such indebtedness and shall have the benefit of the priority of all of the same, and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Lender.

Section 7.7               Loan Agreement.  If any conflict or inconsistency exists between this Security Instrument and the Loan Agreement, the Loan Agreement shall govern.

Section 7.8              Release.  Upon payment in full of the Indebtedness and performance in full of all of the outstanding Obligations, or upon the sale of the Property in the manner permitted by the Loan Agreement, the estate hereby granted shall cease, terminate and be void and Lender, at Grantor's expense, shall release the liens and security interests created by this Security Instrument.

Section 7.9               Waiver of Stay, Moratorium and Similar Rights.  Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of, and hereby waives, any appraisement, valuation, stay, marshaling of assets, exemption, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Security Instrument or the indebtedness secured hereby, or any agreement between Grantor and Lender or any rights or remedies of Lender.

Section 7.10             Waiver of Jury Trial; Consent to Jurisdiction.

(a)             TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, GRANTOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT, OR ANY DEALINGS, CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY IT RELATING TO THE SUBJECT MATTER OF THIS SECURITY INSTRUMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  GRANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS SECURITY INSTRUMENT.  GRANTOR FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY INSTRUMENT, OR ANY OTHER LOAN DOCUMENTS OR AGREEMENTS RELATING TO THIS SECURITY INSTRUMENT.  IN THE EVENT OF LITIGATION, THIS SECURITY INSTRUMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(b)             GRANTOR HEREBY CONSENTS FOR ITSELF AND IN RESPECT OF ITS PROPERTIES, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.  GRANTOR FURTHER CONSENTS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED IN RESPECT OF ANY PROCEEDING RELATING TO ANY MATTER, CLAIM OR DISPUTE ARISING UNDER THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY, OR WITH RESPECT TO SUCH COLLATERAL.  GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, GENERALLY, UNCONDITIONALLY AND IRREVOCABLY, AT THE ADDRESSES SET FORTH IN SECTION 9.4 OF THE LOAN AGREEMENT IN CONNECTION WITH ANY OF THE AFORESAID PROCEEDINGS IN ACCORDANCE WITH THE RULES APPLICABLE TO SUCH PROCEEDINGS.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW HAVE OR HAVE IN THE FUTURE TO THE LAYING OF VENUE IN RESPECT OF ANY OF THE AFORESAID PROCEEDINGS BROUGHT IN THE COURTS REFERRED TO ABOVE AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF BENEFICIARY TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE PROCEEDINGS OR OTHERWISE PROCEED AGAINST GRANTOR IN ANY JURISDICTION.

Section 7.11             Headings.  The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify, limit or define, or be used in construing, the scope, intent or text of such Articles, Sections or Subsections.

Section 7.12             Governing Law.  THIS SECURITY INSTRUMENT SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF WEST VIRGINIA.

Section 7.13             Hold Harmless.  Grantor shall and does hereby agree to defend, indemnify and hold harmless Lender from and against any and all claims, losses, expenses, damages and liabilities (including, without limitation, all reasonable fees and expenses of attorneys) which may arise or be incurred or accrue in connection herewith or in connection with an obligation of Grantor hereunder with respect to the Property, except, in each case, to the extent incurred as a result of the gross negligence or willful misconduct of Lender.  Should Lender incur any such claim, loss, expense, damage or liability, the amount thereof, including all reasonable expenses and reasonable fees of attorneys and reasonable costs and expenses associated with actions taken by Lender in defense thereof, or otherwise in protecting its interests hereunder, shall constitute additions to the Indebtedness and shall be secured hereby, and Grantor covenants and agrees to reimburse Lender promptly upon demand.

Section 7.14             Entire Agreement.  This Security Instrument and the other Loan Documents embody the entire agreement and understanding between Lender and Grantor pertaining to the subject matter hereof and thereof and supersede all prior agreements, understandings, representations or other arrangements, whether express or implied, written or oral, between such parties relating to the subject matter hereof and thereof.  This Security Instrument and the other Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

Section 7.15             Severability.  If any provision of this Security Instrument is invalid or unenforceable, then such provision shall be given full force and effect to the fullest possible extent, and all of the remaining provisions of this Security Instrument shall remain in full force and effect and shall be binding on the parties hereto.

Section 7.16             Reserved.

Section 7.17             Lien Absolute.  Grantor acknowledges that this Security Instrument and a number of other Loan Documents and those documents required by the Loan Documents together secure the Indebtedness.  Grantor agrees that, to the extent permitted by law, the lien of this Security Instrument and all obligations of Grantor hereunder shall be absolute and unconditional and shall not in any manner be affected or impaired by:

(a)             any lack of validity or enforceability of the Loan Agreement or any other Loan Document, any agreement with respect to any of the Indebtedness or Obligations or any other agreement or instrument relating to any of the foregoing;

(b)             any acceptance by Lender of any security for or guarantees of any of the Indebtedness;

(c)              any failure, neglect or omission on the part of Lender to realize upon or protect any of the Indebtedness or any of the collateral security therefor, including the Loan Documents, or due to any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Indebtedness and Obligations hereby secured or any collateral security therefor, including the Loan Documents, or due to any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor in respect of the Indebtedness or Obligations or this Security Instrument (other than the indefeasible payment in full in cash of all the Indebtedness and Obligations hereby secured);

(d)              any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness or Obligations;

(e)              any release (except as to the property released), sale, pledge, surrender, compromise, settlement, nonperfection, renewal, extension, indulgence, alteration, exchange, modification or disposition of any of the Indebtedness or Obligations hereby secured or of any of the collateral security therefor;

(f)               any amendment or waiver of or any consent to any departure from the Loan Agreement or any other Loan Documents or of any guaranty thereof, if any, and Lender may in its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Loan Documents without first exercising or enforcing any of its rights and remedies hereunder; and

(g)              any exercise of the rights or remedies of Lender hereunder or under any or all of the Loan Documents.

Section 7.18             Real Estate Taxes.  Grantor shall not be entitled to any credit upon the Indebtedness or deduction from the assessed value of the Property by virtue of payment of real estate taxes on the Property.  If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Indebtedness from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Indebtedness or Lender's interest in the Property, Grantor will pay such tax, with interest and penalties thereon, if any.  If in the reasonable opinion of Lender’s counsel it would be unlawful to require Grantor to pay such tax or interest and penalties or the making of such payment would result in the imposition of interest beyond the maximum amount permitted by applicable Law, Lender may elect to declare all of the Indebtedness to be due and payable 150 days from the giving of written notice by Lender to Borrower, without the payment of any prepayment, yield maintenance or similar premium or fee.

Section 7.19              Incorporation by Reference.

(a)              All obligations of Grantor under this Security Instrument shall be limited by the provisions of Section 9.19 of the Loan Agreement, the provisions of which are incorporated herein by this reference.

(b)             The parties hereby acknowledge that the Loan Agreement, among other things, contains restrictions on the prepayment of the Indebtedness, as well as restrictions on the sale, transfer and encumbrance of the Property and the ownership interests of Grantor.

Section 7.20              State Specific Provisions.  The provisions of Exhibit B attached hereto are hereby incorporated by reference as though set forth in full herein.

Section 7.21              Last Dollars Secured.  The parties agree that any payments or repayments of such Indebtedness by Grantor shall be and be deemed to be applied first to the portion of the Indebtedness that is not secured hereby, if any, it being the parties' intent that the portion of the Indebtedness last remaining unpaid shall be secured hereby.

Section 7.22              Mortgage Recording Taxes.  Grantor hereby covenants to pay any and all mortgage recording or other taxes or fees due in connection with this Security Instrument.

Section 7.23              Multiple Exercise of Remedies.  To the extent permitted by law, Grantor specifically consents and agrees that Lender and Trustee may exercise rights and remedies hereunder and under the other Loan Documents separately or concurrently and in any order that Lender and Trustee may deem appropriate.

ARTICLE 8

CONCERNING THE TRUSTEE

Section 8.1                Certain Rights.  With the approval of Lender, Trustee shall have the right to select, employ and consult with counsel.  Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine.  Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by him in the performance of his duties hereunder.  Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by him in the performance of Trustee's duties, except as a result of Trustee's gross negligence or willful misconduct, in the performance of Trustee's duties.  Grantor's obligations under this Section 8.1 shall not be reduced or impaired by principles of comparative or contributory negligence (except with respect to Trustee's gross negligence or willful misconduct).

Section 8.2                Retention of Money.  All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

Section 8.3                Successor Trustees.  If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Lender shall desire to appoint a substitute Trustee, Lender shall have full power to appoint one or more substitute or successor Trustees, without other formality than appointment and designation in writing executed by Lender, and, if preferred, several substitute or successor Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee.  Such appointment may be executed by any authorized agent of Lender, and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action.  Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee.

Section 8.4                Perfection of Appointment.  Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon reasonable request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

Section 8.5                Trustee Liability.  In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Security Instrument, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise, except for Trustee's gross negligence or willful misconduct.

Grantor hereby acknowledges receipt of a true copy of the within Security Instrument.

[No further text on this page; Signature page follows]

EXECUTED as of the date first above written.

GRANTOR:

GRAND CENTRAL PARKERSBURG LLC,
a Delaware limited liability company

By:  GRAND CENTRAL LIMITED PARTNERSHIP,
         a Delaware limited partnership,
         its Sole Equity Member

By:   GLIMCHER GRAND CENTRAL, INC.,
          a Delaware corporation,
          its Sole General Partner

By:   /s/ Mark E. Yale
    Name:  Mark E. Yale
    Title:    Executive Vice President,
                 Chief Financial Officer and
                 Treasurer

ACKNOWLEDGMENT

STATE OF OHIO	§
§
COUNTY OF FRANKLIN	§

The foregoing instrument was ACKNOWLEDGED before me on June 24, 2010 by MARK E. YALE, as Executive Vice President, Chief Financial Officer and Treasurer of GLIMCHER GRAND CENTRAL, INC., a Delaware corporation, as Sole General Partner of GRAND CENTRAL LIMITED PARTNERSHIP, a Delaware limited partnership, as Sole Equity Member of GRAND CENTRAL PARKERSBURG LLC, a Delaware limited liability company, on behalf of said limited liability company.

My Commission Expires:  6-28-2013.

[S E A L]                                                                /s/ Janelle R. Courtright
                                                                                Notary Public, State of Ohio

                                                                                Janelle R. Courtright
                                                                                Printed Name of Notary Public

This instrument prepared by:

Brian S. Short
Winstead PC
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270

EXHIBIT A
LEGAL DESCRIPTION

Parcel I- Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the Westerly right of way line of West Virginia Route No. 14, said point being common to a concrete monument on the line dividing lands now or formerly of L & M Associates and lands now or formerly of Pennzoil Company; thence from said point of beginning along the Westerly right of way line of West Virginia Route No. 14, South 23°41'27" East, a distance of 95.02' to a point at the true place of beginning; thence continuing along the Westerly right of way line of West Virginia Route No. 14, South 23°41'27" East, a distance of 17.98’' to a point on the Easterly line of Lot 2 of the 3.812 Acre Lot Split, Grand Central Mall Plan of Lots, recorded in Plan Book 28, Page 24, Wood County, West Virginia; thence along the dividing line of Lot 2 and Lot 1 of the aforesaid 3.812 Acre Lot Split, Grand Central Mall Plan of Lots and lands now or formerly of L & M Associates the following ten (11) courses and distances, viz:  North 71°53'47" West, a distance of 33.54' to a point; thence South 69°24'34" West, a distance of  69.65' to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 504.00', an arc distance of 142.06' (chord bearing and distance, South 77°29'05" West, 141.59') to a point; thence South 85°33'34" West, a distance of 44.28' to a point; thence by an arc of a circle deflecting to the left in a southwestwardly direction, having a radius of 50.00', an arc distance of 82.90' (chord bearing and distance, South 38°03'28" West,  73.73') to a point; thence South 09°26'26" East, a distance of 107.07' to a point; South 09°26'26" East, a distance of 261.65' to a point; thence by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 590.00', an arc distance of 102.97' (chord bearing and distance, South 04°26'25" East,  102.84') to a point; thence South 00°33'34" West, a distance of 188.43' to a point; thence by an arc

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel I- Fee Simple, Continued...

of a circle deflecting to the left in a southeastwardly direction, having a radius of 50.00', an arc distance of 75.18' (chord bearing and distance, South 42°30'56" East,  68.30') to a point; thence with a reverse curve deflecting to the right in a southeastwardly direction, having a radius of 427.66', an arc distance of 112.71' (chord bearing and distance, South 77°53'01" East,  112.38') to a point on line dividing lands of L& M Associates; thence through lands now or formerly of L & M Associates, the following five (5) courses and distances, viz: by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 419.00', an arc distance of 42.12' (chord bearing and distance, South 67°17'49" East,  42.10') to a point; thence South 61°42'16" East, a distance of 81.10' to a point; thence by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 423.00', an arc distance of 64.11' (chord bearing and distance, South 49°07'02" East,  64.05') to a point; thence with a reverse curve deflecting to the left in a southeastwardly direction, having a radius of 257.00', an arc distance of 239.54' (chord bearing and distance, South 71°22'11" East,  230.96') to a point; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 30.97', an arc distance of 52.96' (chord bearing and distance, North 32°56'37" East,  46.74') to a point on the Westerly right of way line of West Virginia Route No. 14; thence along the Westerly  right of way line of West Virginia Route No. 14, South 16°02'17" East, a distance of 191.35' to a point on the Easterly line of Lot 1 Revised in the 6.358 Acre Lot Split, Grand Central Mall Plan of Lots; thence along the dividing line of L & M Associates and Lot 1 Revised, Lot 2 and Lot 3 of the aforesaid 6.358 Acre Lot Split, Grand Central Mall Plan of Lots, the following fifteen (15) courses and distances, viz: by an arc of a circle deflecting to the left in a northwestwardly direction, having a radius of 74.96', an arc distance of 104.32' (chord bearing and distance, North 54°19'05" West,  96.10') to a point; thence with a reverse curve deflecting to the right in a northwestwardly direction, having a radius of 347.00', an arc distance of 309.35' (chord bearing and distance, North 68°38'49" West,  299.21') to a point; thence with a reverse curve deflecting to the left in a northwestwardly direction, having a radius of 330.00', an arc distance of 50.47' (chord bearing and distance, North 47°29'20" West,  50.42') to a point; thence North 51°52'10" West, a distance of 44.66' to a point; thence by an arc of a circle deflecting to the left in a northwestwardly direction, having a radius of 349.00',
Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel I- Fee Simple, Continued...

an arc distance of 155.66' (chord bearing and distance, North 73°09'23" West,  154.37') to a point; thence by an arc of a circle deflecting to the left in a southwestwardly direction, having a radius of 37.50', an arc distance of 61.20' (chord bearing and distance, South 47°18'47" West,  54.63') to a point; thence South 00°33'34" West, a distance of 693.81' to a point; thence by an arc of a circle deflecting to the left in a southeastwardly direction, having a radius of 25.00', an arc distance of 41.45' (chord bearing and distance, South 46°56'20" East,  36.86') to a point; thence North 85°33'34" East, a distance of 111.06' to a point; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 211.96', an arc distance of 166.76' (chord bearing and distance, North 63°01'14" East,  162.49') to a point; thence North 40°28'54" East, a distance of 100.00' to a point; thence by an arc of a circle deflecting to the right in a northeastwardly direction, having a radius of 152.35', an arc distance of 207.57' (chord bearing and distance, North 79°30'47" East,  191.88') to a point; thence South 61°27'21" East, a distance of 37.21' to a point; thence by an arc of a circle deflecting to the left in a southeastwardly direction, having a radius of 154.32', an arc distance of 122.52' (chord bearing and distance, South 84°12'01" East,  119.33') to a point; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 25.00', an arc distance of 38.87' (chord bearing and distance, North 28°30'48" East,  35.07') to a point on the Westerly right of way line of West Virginia Route No. 14; thence along the Westerly right of way line of West Virginia Route No. 14, South 16°02'17" East, a distance of 152.17' to a point on the Easterly line of lands now or formerly of L & M Associates; thence through lands now or formerly of L & M Associates, the following eighteen (18) courses and distances, viz: by an arc of a circle deflecting to the left in a northwestwardly direction, having a radius of 72.90', an arc distance of 102.74' (chord bearing and distance, North 59°20'04" West,  94.45') to a point; thence with a reverse curve deflecting to the right in a northwestwardly direction, having a radius of 212.30', an arc distance of 65.75' (chord bearing and distance, North 83°12'48" West,  65.49') to a point; thence by an arc of a circle deflecting to the right in a northwestwardly direction, having a radius of 173.70', an arc distance of 62.78' (chord bearing and distance, North 70°41'21" West,  62.44') to a point; thence North 61°27'21" West, a distance of 37.21' to a point; thence

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel I- Fee Simple, Continued...

by an arc of a circle deflecting to the left in a southwestwardly direction, having a radius of 94.35', an arc distance of 128.54' (chord bearing and distance, South 79°30'43" West,  118.83') to a point; thence South 40°28'54" West, a distance of 100.00' to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 269.96', an arc distance of 181.86' (chord bearing and distance, South 59°46'50" West,  178.44') to a point; thence with a reverse curve deflecting to the left in a southwestwardly direction, having a radius of 25.00', an arc distance of 36.44' (chord bearing and distance, South 37°19'20" West,  33.30') to a point; thence South 04°26'26" East, a distance of 30.14' to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 99.05', an arc distance of 58.26' (chord bearing and distance, South 12°24'35" West,  57.42') to a point; thence South 29°15'34" West, a distance of 308.74' to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 60.00', an arc distance of 94.25' (chord bearing and distance, South 74°15'38" West,  84.85') to a point; thence North 60°44'26" West, a distance of 125.00' to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 457.49', an arc distance of 179.66' (chord bearing and distance, South 66°00'34" West,  178.51') to a point; thence South 77°15'34" West, a distance of 2.40' to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 290.63', an arc distance of 67.20' (chord bearing and distance, South 83°53'00" West,  67.05') to a point; thence North 89°29'36" West, a distance of 131.84' to a point; thence by an arc of a circle deflecting to the right in a northwestwardly direction, having a radius of 603.71', an arc distance of 137.02' (chord bearing and distance, North 82°59'29" West,  136.73') to a point on the line dividing lands now or formerly of L & M Associates and lands now or formerly of Emprise Development Company, LLC; thence along the line dividing lands now or formerly of L & M Associates and lands now or formerly of Emprise Development Company, LLC, the following eight (8) courses and distances, viz: North 18°48'21" East, a distance of 5.79' to a point; thence by an arc of a circle deflecting to the right in a northeastwardly direction, having a radius of 20.00', an arc distance of 23.91' (chord bearing and distance, North 52°56'06" East,  22.51') to a point;

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel I- Fee Simple, Continued...

thence North 68°32'48" West, a distance of 117.98' to a point; thence North 55°15'00" West, a distance of 139.60' to a point; thence by an arc of a circle deflecting to the right in a northwestwardly direction, having a radius of 731.69', an arc distance of 133.12' (chord bearing and distance, North 46°35'39" West,  132.94') to a point; thence by an arc of a circle deflecting to the right in a northwestwardly direction, having a radius of 1878.89', an arc distance of 150.27' (chord bearing and distance, North 37°24'56" West,  150.23') to a point; thence North 36°17'34" West, a distance of 95.25' to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 40.00', an arc distance of 32.71' (chord bearing and distance, South 35°37'02" West,  31.81') to a point on line dividing lands of L & M Associates and lands now or formerly Emprise Development Company, LLC; thence through lands now or formerly of L & M Associates, the following five (5) courses and distances, viz: with a reverse curve deflecting to the left in a northwestwardly direction, having a radius of 1354.32', an arc distance of 7.52' (chord bearing and distance, North 25°54'46" West, 7.52') to a point; thence North 87°07'42" West, a distance of 2.57' to a point; thence by an arc of a circle deflecting to the right in a northwestwardly direction, having a radius of 1354.32', an arc distance of 192.03' (chord bearing and distance, North 21°48'08" West,  191.87') to a point; thence by an arc of a circle deflecting to the right in a northwestwardly direction, having a radius of 1675.15', an arc distance of 120.42' (chord bearing and distance,   North 15°40'51" West,  120.39') to a point; thence South 85°33'34" West, a distance of 206.10' to a point on the Easterly right of way line of the Baltimore & Ohio Railroad; thence along the Easterly right of way of the Baltimore & Ohio Railroad, the following two (2) courses and distances, viz:  North 12°52'18" East, a distance of 638.77' to a point; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 4798.97', an arc distance of 381.41' (chord bearing and distance, North 10°30'03" East,  381.31') to a point on the Easterly right of way line of the Baltimore & Ohio Railroad and lands now or formerly of L & M Associates; thence through lands now or formerly of L & M associates the following sixteen (16) courses and distances, viz:  North 85°33'34" East, a distance of 68.35' to a point; thence North 11°03'04" East, a distance of 492.31' to a point; thence by an arc of a circle

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel I- Fee Simple, Continued...

deflecting to the right in a northwestwardly direction, having a radius of 105.00', an arc distance of 123.67' (chord bearing and distance, North 41°18'52" West,  116.64') to a point; thence North 11°03'04" East, a distance of 211.48' to a point; thence North 38°05'34" East, a distance of 83.35' to a point; thence North 04°26'26" West, a distance of 144.44' to a point; thence North 85°33'34" East, a distance of 86.75' to a point; thence South 04°26'26" East, a distance of 132.83' to a point; thence South 85°33'34" West, a distance of 55.75' to a point; thence South 38°05'34" West, a distance of 109.25' to a point; thence South 11°03'04" West, a distance of 197.17' to a point; thence by an arc of a circle deflecting to the left in a southeastwardly direction, having a radius of 90.00', an arc distance of 113.80' (chord bearing and distance, South 38°48'54" East,  106.37') to a point; thence North 11°03'04" East, a distance of 206.04' to a point; thence by an arc of a circle deflecting to the right in a northeastwardly direction, having a radius of 165.41', an arc distance of 216.83' (chord bearing and distance, North 48°36'21" East,  201.64') to a point; thence North 86°09'34" East, a distance of 149.28' to a point; thence North 89°07'34" East, a distance of 31.13' to a point on the line dividing lands now or formerly of L & M Associates and lands now or formerly of McDonough Company the following twenty-four (24) courses and distances, viz:  North 88°55'39" East, a distance of 18.04' to a point; thence South 87°11'21" East, a distance of 21.19' to a point; thence South 85°54'21" East, a distance of 21.03' to a point; thence South 83°00'21" East, a distance of 20.72' to a point; thence South 81°39'21" East, a distance of 20.59' to a point; thence South 78°22'21" East, a distance of 20.34' to a point; thence South 75°35'21" East, a distance of 20.18' to a point; thence South 69°02'21" East, a distance of 20.00' to a point; thence South 67°54'21" East, a distance of 20.00' to a point; thence South 64°45'21" East, a distance of 40.06' to a point; thence South 64°20'21" East, a distance of 20.04' to a point; thence South 62°12'21" East, a distance of 40.20' to a point; thence South 57°17'21" East, a distance of 15.61' to a point on the line dividing lands now or formerly L & M Associates and lands now or formerly McDonough Company; thence through lands now or formerly of L & M Associates, the following nine (9) courses and distances, viz: South 33°48'48" West, 27.17' to a point; thence South 56°11'12" East, 72.35' to a point; thence by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 785.44', an arc distance
Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel I- Fee Simple, Continued...

of 189.96' (chord bearing and distance, South 49°15'29" East,  189.50') to a point; thence South 42°19'46" East, 230.15' to a point; thence by an arc of a circle deflecting to the left in a southeastwardly direction, having a radius of 113.35', an arc distance of 103.07' (chord bearing and distance, South 68°22'53" East,  99.56') to a point; thence North 85°34'14" East, 43.81' to a point; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 495.00', an arc distance of 139.52' (chord bearing and distance, North 77°29'43" East,  139.06') to a point; thence North 69°25'14" East, 66.51' to a point; thence South 74°32'26" East, 35.68' to a point at the true place of beginning.

Contains; 3,038,942.97 Sq. Ft. or 69.765 Acres.

SAVE AND EXCEPT:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the Westerly right of way line of West Virginia Route No. 14, said point being common to a concrete monument on the line dividing lands now or formerly of L & M Associates and lands now or formerly of Pennzoil Company; thence from said point of beginning along the Westerly right of way line of West Virginia Route No. 14, South 23°41'27" East, a distance of 95.02' to a point on the Westerly right of way line of West Virginia Route No. 14 and along the Easterly line of lands now or formerly L & M Associates; thence through lands now or formerly L & M Associates the following nine (9) courses and distances, viz:  North 74°32'26" West, a distance of 35.68' to a point; thence South 69°25'14" West, a distance of 66.51' to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 495.00', an arc distance of 139.52' (chord bearing and distance, South 77°29'43" West,  139.06') to a point; thence South 85°34'14" West, a distance of 43.81' to a point; thence by an arc of a circle deflecting to the right in a

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel I- Fee Simple, Continued...

SAVE AND EXCEPT, Continued...

northwestwardly direction, having a radius of 113.35', an arc distance of 103.07' (chord bearing and distance, North 68°22'53" West,  99.56') to a point; thence North 42°19'46" West, a distance of 230.15' to a point; thence by an arc of a circle deflecting to the left in a northwestwardly direction, having a radius of 785.44', an arc distance of 189.96' (chord bearing and distance, North 49°15'29" West,  189.50') to a point; thence North 56°11'12" West, a distance of 72.35' to a point; thence North 33°48'48" East, a distance of 27.17' to a point on the line dividing lands now or formerly L & M Associates and lands now or formerly McDonough Company; thence along the line dividing lands now or formerly of L & M Associates and lands now or formerly McDonough Company, the following twelve (12) courses and distances, viz:  South 57°17'21" East, a distance of 4.74' to a point; thence South 59°22'21" East, a distance of 20.22' to a point; thence South 55°14'21" East, a distance of 20.50' to a point; thence South 56°36'21" East, a distance of 40.80' to a point; thence South 52°16'21" East, a distance of 20.77' to a point; thence South 53°01'46" East, a distance of 21.10' to a point; thence by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 1562.23', an arc distance of 259.66' (chord bearing and distance, South 47°06'08" East,  259.36') to a point; thence South 42°20'26" East, a distance of 120.51' to a point; thence by an arc of a circle deflecting to the left in a southeastwardly direction, having a radius of 50.00', an arc distance of 45.47' (chord bearing and distance, South 68°23'35" East,  43.92') to a point; thence North 85°33'34" East, a distance of 62.24' to a point; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 446.00', an arc distance of 125.71' (chord bearing and distance, North 77°29'05" East,  125.29') to a point; thence North 69°24'34" East, a distance of 66.51' to a point on the line dividing lands now or formerly L & M Associates; thence through lands now or formerly of L & M Associates North 13°49'17" East, a distance of 41.06' to a point at the place of beginning.

Contains: 30,755.86 Sq. Ft. or 0.706 Acres.

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel II - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the Westerly right of way line of West Virginia Route No. 14, said point being common to a concrete monument on the dividing lands now or formerly of L & M Associates and lands now or formerly of Pennzoil Company; thence from said point of beginning through lands now or formerly of L & M Associates, South 13°49'17" West,  a distance of 41.06' to a point; thence by the line dividing lands now or formerly of L & M Associates and lands now or formerly of Marmac Corporation, North 18°11'50" West, a distance of 52.25' to a point; thence by the line dividing lands now or formerly of L & M Associates and lands now or formerly of Pennzoil Company, South 69°30'21" East, a distance of 27.89' to a point at the place of beginning.

Contains: 568.70 Sq. Ft. or 0.013 Acres

Parcel III - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the Westerly right of way line of West Virginia Route No. 14, also known as Murdoch Avenue, common to the southeasterly corner of lands now or formerly of Parkersburg National Bank and lands now or formerly of L & M Associates; thence from said point of beginning by the Westerly right of way line of West Virginia Route No. 14, South 16°02'31" East, a distance of 183.58' to a point of curvature at the intersection of the Westerly right of way line of West Virginia Route No. 14 and the northerly side of Grand Central Mall Access Road No. 2; thence by the northerly side of Grand Central Mall Access Road No. 2 in a Westerly direction by an
Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel III - Fee Simple, Continued...

arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 30.97', an arc distance of 52.96' (chord bearing and distance, South 32°56'37" West,  46.74') to a point of compound curvature; thence by same in a Westerly direction by an arc of a circle deflecting to the right in a northwestwardly direction, having a radius of 257.00', an arc distance of 196.46' (chord bearing and distance, North 76°10'18" West,  191.71') to a point on the line dividing lands now or formerly of L & M Associates and lands now or formerly of Oxford Development Company/Vienna; thence by said dividing line North 28°34'43" East, a distance of 226.10' to a point on the dividing lands now or formerly of L & M Associates and lands now or formerly of Parkersburg National Bank; thence by said dividing line South 61°24'17" East, a distance of 60.00' to a point on the Westerly right of way line of West Virginia Route No. 14, at the place of beginning.

Contains: 32,245.00 Sq. Ft. or 0.740 Acres.

Parcel VI - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the Westerly right of way line of Poplar Street, said point being common to lands now or formerly of L & M Associates and the southerly line of lands now or formerly of the Union Mission of Parkersburg, Inc.; thence from said point of beginning by the Westerly right of way line of Poplar Street South 28º 24' 17” West a distance of 225.00 feet to a point on the line dividing lands now or formerly of L & M Associates and lands now or formerly of Johnson T. James; thence by said dividing line North 62 º 04' 18” West a distance of 638.29 feet to a point; thence by same South 24º 17' 08” West a distance of 431.32 feet to a point on the line dividing lands now or formerly of L & M Associates and lands now or formerly of Louis J. Balzano; thence by said dividing line North 62º 01' 40” West a distance of 222.80 feet
Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel VI - Fee Simple, Continued...

to a point on the line dividing lands now or formerly of Oxford Development Company/Vienna and lands now or formerly of L & M Associates; thence by said dividing line North 34º 10' 18” East a distance of 305.62 feet to a point; thence by same North 12º 30' 18” East a distance of 114.28 feet to a point on the Easterly line of property of now or formerly Emprise Development Company, LLC; thence along the Easterly line of property of now or formerly Emprise Development Company, LLC, North 18°48'21" East, a distance of 20.71' to a point on the southerly side of the Grand Central Mall Ring Road; thence through lands now or formerly of L & M Associates by the southerly side of the Grand Central Mall Ring Road the following five (5) courses and distances, viz; thence by an arc of a circle deflecting to the left in a southeastwardly direction, having a radius of 603.71', an arc distance of 137.02' (chord bearing and distance, South 82°59'29" East,  136.73') to a point; South 89º 29' 36” East a distance of 131.84 feet to a point of curvature; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 290.63', an arc distance of 67.20' (chord bearing and distance, North 83°53'00" East,  67.05') to a point; thence North 77º 15' 34” East a distance of 2.40 feet to a point of curvature; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 457.49', an arc distance of 179.66' (chord bearing and distance, North 66°00'34" East,  178.51') to a point; thence continuing through lands now or formerly of L & M Associates the following six (6) courses and distances, viz: thence South 60°44'26" East, a distance of 125.00' to a point; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 60.00', an arc distance of 94.25' (chord bearing and distance, North 74°15'38" East,  84.85') to a point; thence North 29°15'34" East, a distance of 308.74' to a point; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 99.05', an arc distance of 58.26' (chord bearing and distance, North 12°24'35" East,  57.42') to a point; thence North 04°26'26" West, a distance of 30.14' to a point; thence by an arc of a circle deflecting to the right in a northeastwardly direction, having a radius of 25.00', an arc distance of 36.44' (chord bearing and distance, North 37°19'20" East,  33.30') to a point on the southerly side of the Grand Central Mall access Road No. 1; thence through lands now or formerly of L & M Associates by the southerly side of the Grand Central Mall Access Road No. 1 with a reverse curve deflecting to the left in a northeastwardly
Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel VI - Fee Simple, Continued...

direction, having a radius of 269.96', an arc distance of 84.17' (chord bearing and distance, North 70°08'51" East,  83.83') to a point on the dividing lands now or formerly of L & M and lands now or formerly of Oxford Development Company/Vienna; thence by said dividing line the following six (6) courses and distances, viz: thence South 01°50'43" East, a distance of 46.12' to a point; thence South 78°20'43" East, a distance of 20.52' to a point; thence South 01°50'43" East, a distance of 21.22' to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 170.00', an arc distance of 139.45' (chord bearing and distance, South 21°39'20" West,  135.57') to a point; thence with a reverse curve deflecting to the left in a southwestwardly direction, having a radius of 200.00', an arc distance of 58.47' (chord bearing and distance, South 36°46'48" West,  58.26') to a point; thence South 28°24'17" West, a distance of 127.19' to a point on the dividing line of lands now or formerly of L & M Associates and lands now or formerly of the Union Mission of Parkersburg, Inc.; thence along the line dividing lands now or formerly of the Union Misson of Parkersburg, Inc., the following three (3) courses and distances, viz: thence North 47°57'02" West, a distance of 1.80' to a point; thence South 28°24'17" West, a distance of 200.00' to a point; thence South 47°57'02" East, a distance of 150.00' to a point at the place of beginning.

Contains: 294,646.82 Sq. Ft. or 6.764 Acres.

Parcel VII - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the Easterly right of way line of the Baltimore and Ohio Railroad Company, said point being common to lands now or formerly of Oxford Development Company/Vienna and lands now or formerly of L & M Associates, said point also being North 12º 52' 18” East a distance of 435.00 feet from the point common
Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel VII - Fee Simple, Continued...

to the Easterly right of way line of the Baltimore and Ohio Railroad Company, lands now or formerly of Oxford Development Company/Vienna, and lands now or formerly of Louis J. Balzano; thence from said point of beginning by the Easterly right of way line of Baltimore and Ohio Railroad Company, North 11°58'39" East, a distance of 265.60' to a point; thence through lands now or formerly of L & M Associates North 85º 33' 34” East, a distance of 206.10 feet to a point; thence by an arc of a circle deflecting to the left in a southeastwardly direction, having a radius of 1675.15', an arc distance of 120.42' (chord bearing and distance, South 15°40'51" East,  120.39') to a point of compound curvature; thence by an arc of a circle deflecting to the left in a southeastwardly direction, having a radius of 1354.32', an arc distance of 192.03' (chord bearing and distance, South 21°48'08" East,  191.87') to a point on the line dividing lands now or formerly of Oxford Development Company/Vienna and lands now or formerly of L & M Associates; thence by said dividing line North 87 º 07' 42” West, a distance of 364.86 feet to the Easterly right of way line of the Baltimore and Ohio Railroad Company at the point of beginning.

Contains: 77,128.88 Sq. Ft. or 1.771 Acres.

Parcel VIII - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on a concrete monument on the Easterly right of way line of the Baltimore & Ohio Railroad, said point being common to the line dividing lands now or formerly of L & M Associates and lands now or formerly of Dils Lincoln Mercury, Inc.; thence from said point of beginning by said dividing line South 62°45'30" East, a distance of 446.54' to a concrete monument; thence by the line dividing lands now or formerly of L & M Associates and lands now or formerly of O. Ames Company, South 07°32'27" West, a distance of 131.69' to a point; thence  through lands now or

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel VIII - Fee Simple, Continued...

formerly of L & M Associates the following sixteen (16) courses and distances, viz: South 89°07'34" West, a distance of 31.13' to a point; thence South 86°09'34" West, a distance of 149.28' to a point; thence by an arc of a circle deflecting to the left in a southwestwardly direction, having a radius of 165.41', an arc distance of 216.83' (chord bearing and distance, South 48°36'21" West,  201.64') to a point; thence South 11°03'04" West, a distance of 206.04' to a point; thence by an arc of a circle deflecting to the right in a northwestwardly direction, having a radius of 90.00', an arc distance of 113.80' (chord bearing and distance, North 38°48'54" West,  106.37') to a point; thence North 11°03'04" East, a distance of 197.17' to a point; thence North 38°05'34" East, a distance of 109.25' to a point; thence North 85°33'34" East, a distance of 55.75' to a point; thence North 04°26'26" West, a distance of 132.83' to a point; thence South 85°33'34" West, a distance of 86.75' to a point; thence South 04°26'26" East, a distance of 144.44' to a point; thence South 38°05'34" West, a distance of 83.35' to a point; thence South 11°03'04" West, a distance of 211.48' to a point; thence by an arc of a circle deflecting to the left in a southeastwardly direction, having a radius of 105.00', an arc distance of 123.67' (chord bearing and distance, South 41°18'52" East,  116.64') to a point; thence South 11°03'04" West, a distance of 492.31' to a point; thence South 85°33'34" West, a distance of 68.35' to a point on the Easterly right of way line of the Baltimore & Ohio Railroad; thence along the Easterly right of way line of the Baltimore & Ohio Railroad the following six (6) courses and distances, viz: by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 4608.75', an arc distance of 50.00' (chord bearing and distance, North 12°23'13" East,  50.00') to a point; thence North 07°30'30" East, a distance of 507.00' to a point; thence South 61°17'30" East, a distance of 5.36' to a point; thence North 07°30'30" East, a distance of 316.00' to a point; thence North 61°17'30" West, a distance of 5.36' to a point; thence North 07°30'30" East, a distance of 319.78' to a point at the place of beginning.

Contains: 162,104.28 Sq. Ft. or 3.721 Acres.

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel IX - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the northerly side of Grand Central Mall Access Road No. 2, common to the Easterly side of Pond Run Creek and the line dividing lands now or formerly of Oxford Development Company/Vienna and lands now or formerly of L & M Associates; thence from said point of beginning by the northerly side of Grand Central Mall Access Road No. 2, by an arc of a circle deflecting to the left in a northwestwardly direction, having a radius of 419.00', an arc distance of 26.54' (chord bearing and distance, North 68°21'43" West,  26.54') to a point on the Westerly side of Pond Run Creek; thence through lands now or formerly of L & M Associates the following five (5) courses and distances, viz: North 04°13'28" East, a distance of 50.94' to a point; thence North 79°44'17" West, a distance of 15.15' to a point; thence North 10°54'34" East, a distance of 244.28' to a point; thence by an arc of a circle deflecting to the right in a northeastwardly direction, having a radius of 540.92', an arc distance of 178.33' (chord bearing and distance, North 20°17'07" East,  177.53') to a point; thence North 29°39'41" East, 152.60' to a point on the Westerly right of way line of West Virginia Route No. 14; thence by the Westerly right of way line of West Virginia Route No. 14, by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 2955.57', an arc distance of 58.03' (chord bearing and distance,      South 17°29'33" East,  58.03') to a point on the line dividing lands now or formerly of L & M Associates and lands now or formerly of Oxford Development Company/Vienna; thence by said dividing line the following eight (8) courses and distances, viz:  South 18°40'00" West, 42.40' to a point; thence South 25°00'00" West, 82.92' to a point; thence by an arc of a circle deflecting to the left in a southwestwardly direction, having a radius of 340.00', an arc distance of 94.45' (chord bearing and

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel IX - Fee Simple, Continued...

distance, South 17°02'30" West,  94.15') to a point; thence South 09°05'00" West, 36.42' to a point; thence South 11°35'00" West, 143.59' to a point; thence South 13°20'00" West, 122.69' to a point; thence North 79°20'00" West, 14.89' to a point; thence South 13°03'00" West, 49.61' to a point on the northerly side of Grand Central Mall Access Road No. 2, at the place of beginning.

Contains: 35,664.98 Sq. Ft. or 0.819 Acres.

Parcel A(1) - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the Easterly right of way line of Baltimore and Ohio Railroad, common to the line dividing lands now or formerly of L & M Associates and lands now or formerly of Louis J. Balzano; thence from said point of beginning by the Easterly right of way line of the Baltimore and Ohio Railroad, North 12°52'18" East, a distance of 435.00' to a point; thence through lands now or formerly of L & M Associates the following two (2) courses and distances, viz: South 87°07'42" East, a distance of 367.43' to a point; thence by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 1354.32', an arc distance of 7.52' (chord bearing and distance, South 25°54'46" East,  7.52') to a point on the Westerly line of property of now or formerly Emprise Development Company, LLC; thence along the Westerly line of property of now or formerly Emprise Development Company, LLC the following seven (7) courses and distances, viz: South 53°41'19" West, a distance of 181.59' to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 50.00', an arc distance of 42.28' (chord bearing and distance,  South 77°54'40" West,  41.03') to a point; thence with a reverse curve deflecting to the left in a southwestwardly direction, having a radius of 75.00', an arc distance of 80.13' (chord bearing and distance, South 71°31'37" West,  76.37') to a point; thence by an arc

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel A(1) - Fee Simple, Continued...

of a circle deflecting to the left in a southeastwardly direction, having a radius of 66.00', an arc distance of 152.83' (chord bearing and distance, South 28°42'59" East,  120.90') to a point; thence South 36°19'31" East, 257.43' to a point; thence by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 16.00', an arc distance of 17.50' (chord bearing and distance, South 04°59'40" East,  16.64') to a point; thence South 26°20'12" West, 134.10' to a point on the dividing line of property L & M Associates and property of now or formerly Louis J. Balzano; thence along the dividing line of property of now or formerly Louis J. Balzano  North 62°01'42" West, a distance of 408.54' to a point at the place of beginning.

Contains: 150,341.90 Sq. Ft. or 3.451 Acres.

Parcel A(2) - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the line dividing lands now or formerly L & M Associates and lands now or formerly of Emprise Development Company, LLC; thence along the dividing lands of Emprise Development Company, LLC, the following three (3) courses and distances, viz: North 34°10'33" East, a distance of 345.06' to a point; thence North 11°45'35" East, a distance of 31.80' to a point; thence North 18°48'21" East, a distance of 40.93' to a point on the line dividing lands of L & M Associates; thence by said dividing line the following two (2) courses and distances, viz:  South 12°30'18" West, a distance of 114.28' to a point; thence South 34°10'18" West, a distance of 305.62' to a point on the line dividing lands of now or formerly Louis J. Balzano; thence by said dividing line North 62°01'40" West, a distance of 19.36' to a point at the place of beginning.

Contains: 6,571.58 Sq. Ft. or 0.151 Acres.

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel B - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point common to the Westerly right of way line of Poplar Street, lands now or formerly of Oxford Development Company/Vienna, and lands now or formerly of the Union Mission of Parkersburg. Inc.; thence from said point of beginning by the line dividing lands now or formerly of Oxford Development Company/Vienna and lands now or formerly of the Union Mission of Parkersburg, Inc. North 47º 57' 02” West a distance of 143.81 feet, more or less, to a point on the top of the Easterly bank of Pond Run Creek common to the line dividing lands now or formerly of Oxford Development Company/Vienna and lands now or formerly of L&M Associates; thence by said dividing line and by the top of the Easterly bank of Pond Run Creek the following four (4) courses and distances, viz;: North 28º 24' 17” East,  a distance of 127.83 feet, to a point of curvature; thence by an arc of a circle deflecting to the right in a northeastwardly direction, having a radius of 200.00', an arc distance of 58.47' (chord bearing and distance, North 36°46'48" East,  58.26') to a point; thence with a reverse curve deflecting to the left in a northeastwardly direction, having a radius of 170.00', an arc distance of 139.45' (chord bearing and distance, North 21°39'20" East,  135.57') to a point of tangency; thence North 01°50'43" West, a distance of 21.22' to a point on the northerly side of a wing wall; thence continuing by said dividing line and by the northerly side of said wing wall   North 78°20'43" West, a distance of 20.52' to a point; thence by the Easterly side of said wing wall North 01º 50' 43” West, a distance of 46.12 feet to a point on the southerly side of Grand Central Mall Access Road No. 1; thence continuing by said dividing line and by the southerly side of said Access Road No. 1, in a northeasterly direction  by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 269.96', an arc distance of 97.69' (chord bearing and distance, North 50°50'55" East,  97.16') to a point; common to the southerly side of Grand Central Mall Access Road No. 1, lands now or formerly of L&M Associates, lands now or formerly of Oxford Development Company/Vienna, and lands now or formerly of General Mills Restaurants, Inc.; thence by the line dividing lands now or formerly of Oxford Development Company/Vienna and lands now or formerly
Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel B - Fee Simple, Continued...:

of General Mills Restaurants, Inc. the following four (4) courses and distances, viz: thence South 40°23'40" West, a distance of 59.93' to a point; thence South 08°46'15" East, a distance of 109.01' to a point; thence South 30°17'50" West, a distance of 295.00' to a point; thence South 61°50'24" East, a distance of 120.00' to a point on the Westerly right of way line of Poplar Street; thence by the Westerly right of way line of Poplar Street South 28º 24' 17” West, a distance of 56.28’ to the point common to said Westerly right of way line of Poplar Street, lands now or formerly of Oxford Development Company/Vienna and lands now or formerly of the Union Mission of Parkersburg, Inc. at the place of beginning.

Contains: 14,695.48 Sq. Ft. or 0.337 Acres.

Parcel D - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point in the line dividing lands now or formerly of L & M Associates and lands now or formerly of Parkersburg National Bank, said point being North 61°24'17" West, a distance of 60.00' from the point on the Westerly right of way line of West Virginia Route No. 14 (also known as Murdoch Avenue) common to said dividing line; thence from said point of beginning through lands now or formerly of L & M Associates, the following five (5) courses and distances, viz:  South 28°34'43" West, a distance of 226.10' to a point; thence by an arc of a circle deflecting to the right in a northwestwardly direction, having a radius of 257.00', an arc distance of 43.08' (chord bearing and distance, North 49°28'14" West,  43.03') to a point; thence with a reverse curve deflecting to the left in a northwestwardly direction, having a radius of 423.00', an arc distance of 64.11' (chord bearing and distance, North 49°07'02" West,  64.05') to a point; thence North 61°42'16" West, 81.10' to a point; thence by an arc of a circle deflecting to the left in a northwestwardly direction, having a radius of 419.00', an arc distance of 15.58' (chord bearing and distance, North 65°28'56" West,  15.58') to a point
Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel D - Fee Simple, Continued...:

in the wing wall of a bridge over Pond Run Creek; thence by said wing wall North 13°03'00" East, a distance of 49.61' to a point; thence by same, South 79°20'00" East, a distance of 14.89' to a point in the top of the Easterly bank of Pond Run Creek; thence continuing through lands now or formerly of L & M Associates by the top of the Easterly bank of Pond Run Creek, the following six (6) courses and distances, viz: North 13°20'00" East, a distance of 122.69' to a point; thence North 11°35'00" East, a distance of 143.59' to a point; thence North 09°05'00" East, a distance of 36.42' to a point; thence by an arc of a circle deflecting to the right in a northeastwardly direction, having a radius of 340.00', an arc distance of 94.45' (chord bearing and distance, North 17°02'30" East,  94.15') to a point; thence North 25°00'00" East, a distance of 82.92' to a point; thence North 18°40'00" East, a distance of 42.40' to a point in the Westerly right of way line of West Virginia Route No. 14; thence by the Westerly right of way line of West Virginia Route No. 14, the following four (4) courses and distances, viz:  by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 2955.57', an arc distance of 29.77' (chord bearing and distance, South 16°38'29" East,  29.77') to a point; thence North 73°38'50" East, a distance of 20.00' to a point; thence by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 2975.57', an arc distance of 16.35' (chord bearing and distance, South 16°22'55" East,  16.35') to a point; thence South 16°02'17" East, a distance of 214.88' to a point common to the line dividing lands now or formerly of L & M Associates and lands now or formerly of Parkersburg National Bank; thence by said dividing line South 28°57'43" West, a distance of 182.73' to a point; thence by same,South 61°24'17" East, a distance of 121.57' to a point at the place of beginning.

Contains: 90,417.77 Sq. Ft. or 2.076 Acres.

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel 1 - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the Westerly right of way line of the Baltimore & Ohio Railroad, said point being common to the line dividing lands now or formerly of Par-Progress, Inc., and lands now or formerly of Soffer, Lewis, Mason and Kessler; thence from said point of beginning by the Westerly right of way line of the Baltimore & Ohio Railroad the following three (3) courses and distances, viz:  South 07º 30' 30” West, a distance of 526.40 feet to a point; thence by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 4558.75', an arc distance of 426.73' (chord bearing and distance, South 10°11'24" West,  426.57') to a point; thence  South 12º 52' 18” West, a distance of 1,324.29 feet to a point; thence by the line dividing lands now or formerly of Soffer, Lewis, Mason and Kessler and lands now or formerly of the City of Parkersburg, North 62º 01' 42” West, a distance of 688.52 feet to a point on the meander line of the back channel of the Ohio River; thence by the Easterly meander line of the back channel of the Ohio River the following eight (8) courses and distances, viz: North 25º 34' 30” East, a distance of 228.00 feet to a point; thence  North 19º 00' 00” East, a distance of 452.00 feet to a point; thence North 22º 08' 30” East, a distance of 338.00 feet to a point; thence North 24º 37' 30” East, a distance of 299.00 feet; thence North 18º 13' 30” East, a distance of 414.00 feet to a point; thence North 19º 48' 00” East, a distance of 274.00 feet to a point; thence North 13º 23' 30” East, a distance of 130.00 feet to a point; thence North 14º 26' 00” East, a distance of 69.92 feet to a point; thence by the line dividing lands now or formerly of Par-Progress, Inc. and lands now or formerly of Soffer, Lewis, Mason, and Kessler, South 61º 17' 30” East, a distance of 319.19 feet to the point at the place of beginning.

Contains: 1,103,672.33 Sq. Ft. or 25.337 Acres.

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel 2 - Fee Simple:

All that certain lot or parcel of land situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the Westerly right of way line of the Baltimore & Ohio Railroad, said point being common to a concrete monument on the line dividing lands now or formerly of Par-Progress, Inc. and lands now or formerly of Dils Lincoln Mercury, Inc.; thence from said point of beginning by the Westerly right of way line of the Baltimore & Ohio Railroad South 07º 30' 30” West a distance of 636.08 feet to a point; thence by the line dividing lands now or formerly of Par-Progress, Inc. and lands now or formerly of Soffer, Lewis, Mason, and Kessler North 61º 17' 30” West a distance of 319.19 feet to a point on the meander line of the back channel of the Ohio River; thence by the Easterly meander line of the back channel of the Ohio River North 14º 03' 02” East a distance of 390.00 feet to a point; thence by same North 06º 38' 30” East a distance of 225.25 feet to a point; thence by the line dividing lands now or formerly of Par-Progress, Inc. and lands now or formerly of Dils Lincoln Mercury, Inc. South 62º 45' 30” East a distance of 272.57 feet to the concrete monument at the point of beginning.

Contains: 169,465.89 square feet or 3.890 acres.

Lot 1 - Fee Simple:

All that certain lot or parcel of land, being the 4.744 acre Lot 1 Revised in the 6.358 Acre Lot Split, Grand Central Mall Plan of Lots, recorded in Plan Book Volume 28, Page 27, Wood County, West Virginia, situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Lot 1 - Fee Simple, Continued...

Beginning at a point on the westerly right of way line of Grand Central Avenue, West Virginia Route 14, Variable Width, said point being on the easterly line of Lot 1 of the 7.801 Acre Lot Split, Grand Central Mall Plan of Lots recorded in Plan Book Volume 28, Page 25, Wood County, West Virginia;  thence along the westerly right of way line of Grand Central Avenue, West Virginia Route 14, Variable Width, South 15°29'55" East, 301.28' to a point on the easterly line of property of now or formerly Grand Central Limited Partnership, Parcel I, recorded in Deed Book 940, Page 719, Recorders Office, Wood County: thence along the easterly line of property of now or formerly Grand Central Limited Partnership, Parcel I, the following six (6) courses and distances, viz: by an arc of a circle deflecting to the right in a southwestwardly direction, having a radius of 25.00', an arc distance of 38.87' (chord bearing and distance, South 28°30'48" West,  35.07') to a point; thence by an arc of a circle deflecting to the right in a northwestwardly direction, having a radius of 154.32', an arc distance of 122.52' (chord bearing and distance, North 84°12'01" West,  119.33') to a point; thence North 61°27'21" West, 37.21' to a point; thence by an arc of a circle deflecting to the left in a southwestwardly direction, having a radius of 152.35', an arc distance of 207.57' (chord bearing and distance, South 79°30'47" West,  191.88') to a point; thence South 40°28'54" West, 100.00' to a point; thence by an arc of a circle deflecting to the right in a southwestward direction, having a radius of 211.96', an arc distance of 0.47' (chord bearing and distance, South 40°32'42" West,  0.47') to a point on the southerly line of Lot 1 of the aforesaid  7.801 Acre Lot Split, Grand Central Mall Plan of Lots; thence through Lot 1 of the aforesaid 7.801 Acre Lot Split, Grand Central Mall Plan of Lots, the following two (2) courses and distances, viz:  North 07°10'08" West, 208.97' to a point; thence South 84°53'37" West, 254.74' to a point on the easterly line of property of now or formerly Grand Central Limited Partnership, Parcel I; thence along the easterly line of property of now or formerly Grand Central Limited Partnership, Parcel I, North 00°33'34" East, 173.75' to a point

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Lot 1 - Fee Simple, Continued...

at the southwest corner of Lot 2 of the 7.081 Acre Lot Split, Grand Central Mall Plan of Lots (to be recorded); thence along the southerly line of Lot 2 of the aforesaid 7.081 Acre Lot Split, Grand Central Mall Plan of Lots North 83°49'45" East, 237.66' to a point at the southeast corner of Lot 2 of the aforesaid 7.081 Acre Lot Split, Grand Central Mall Plan of Lots; thence along the easterly line of Lot 2 of the aforesaid 7.081 Acre Lot Split, Grand Central Mall Plan of Lots, North 06°20'03" West, 230.90' to a point on the easterly line of property of now or formerly Grand Central Limited Partnership, Parcel I;  thence along the easterly line of property of now or formerly Grand Central Limited Partnership, Parcel I, the following four (4) courses and distances, viz: South 51°52'10" East, 19.00' to a point; thence by an arc of a circle deflecting to the right in a southeastward direction, having a radius of 330.00', an arc distance of 50.47' (chord bearing and distance, South 47°29'20" East,  50.42') to a point; by an arc of a circle deflecting to the left in a southeastwardly direction, having a radius of 347.00', an arc distance of 309.35' (chord bearing and distance, South 68°38'49" East,  299.21') to a point; thence with a reverse curve deflecting to the right in a southeastwardly direction, having a radius of 74.96', an arc distance of 104.32' (chord bearing and distance, South 54°19'05" East,  96.10') to a point at the place of beginning.

Contains: 206,646.81 Sq. Ft. or 4.744 Acres.

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Lot 2 - Fee Simple:

All that certain lot or parcel of land, being the 3.045 acre Lot 2 in the 3.812 Acre Lot Split, Grand Central Mall Plan of Lots recorded in Plan Book Volume 28, Page 24, Wood County, West Virginia, situate in the Parkersburg District, City of Vienna, County of Wood, State of West Virginia, more particularly bounded and described as follows:

Beginning at a point on the westerly right of way line of Grand Central Avenue, West Virginia Route 14, Variable Width, said point being on the northeast corner of property of now or formerly Realty Income Corporation, recorded in Deed Book 962, Page 631, Recorder’s Office, Wood County; thence along the northerly line of property of now or formerly Realty Income Corporation South 69°20'39" West, 160.00' to a point at the northwest corner of property of now or formerly Realty Income Corporation; thence along the westerly line of property of now or formerly Realty Income Corporation  and the westerly line of property of now or formerly Skiers Edge Inc., recorded in Deed Book 933, Page 126, Recorder’s Office, Wood County South 20°38'21" East, 240.00' to a point at the southwest corner of property of now or formerly Skiers Edge, Inc; thence along the southerly line of property of now or formerly Skiers Edge, Inc.  North 69°20'39" East, 140.45' to a point on the westerly right of way line of Grand Central Avenue, West Virginia Route 14, Variable Width; thence along the westerly right of way line of Grand Central Avenue, West Virginia Route 14, Variable Width, by an arc of a circle deflecting to the right in a southeastwardly direction, having a radius of 2955.57', an arc distance of 11.44' (chord bearing and distance, South 18°09'57" East,  11.44') to a point on a northwesterly corner of property of now or formerly Grant Central Limited Partnership, Parcel IX, recorded in Deed Book 940, Page 719, Recorder’s Office, Wood County; thence along the westerly line of property of now or formerly Grand Central Limited Partnership, Parcel IX, the following three (3) courses and distances, viz: South 29°39'41" West, 152.60' to a point; thence by an arc of a circle deflecting to the left in a southwestwardly direction, having a radius of 540.92', an arc distance of 178.33' (chord bearing and distance, South 20°17'07" West,  177.53') to a point; thence South 10°54'34" West, 56.51' to a point on the easterly line of property

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Lot 2 - Fee Simple, Continued...

of now or formerly Grand Central Limited Partnership, recorded in Deed Book 940, Page 719, Recorder’s Office, Wood County; thence through property of now or formerly Grand Central Limited Partnership the following three (3) courses and distances, viz:  North 78°50'22" West, 18.59' to a point; thence by an arc of a circle deflecting to the left in a southwestwardly direction, having a radius of 2.50', an arc distance of 3.93' (chord bearing and distance, South 56°09'38" West,  3.54') to a point; thence South 80°58'05" West, 159.85' to a point on the easterly line of property of now or formerly Grand Central Limited Partnership, Parcel I, recorded in Deed Book 940, Page 719, Recorder’s Office, Wood County; Thence along the easterly line of property of now or formerly Grand Central Limited Partnership, Parcel I, the following eight (8) courses and distances, viz: North 00°33'34" East, 47.94' to a point; thence by an arc of a circle deflecting to the left in a northwestwardly direction, having a radius of 590.00', an arc distance of 102.97' (chord bearing and distance, North 04°26'25" West,  102.84') to a point; thence North 09°26'26" West, 261.65' to a point; thence North 09°26'26" West, 107.07' to a point; thence by an arc of a circle deflecting to the right in a northeastwardly direction, having a radius of 50.00', an arc distance of 82.90' (chord bearing and distance, North 38°03'28" East,  73.73') to a point; thence North 85°33'34" East, 44.28' to a point; thence by an arc of a circle deflecting to the left in a northeastwardly direction, having a radius of 504.00', an arc distance of 142.06' (chord bearing and distance, North 77°29'05" East,  141.59') to a point; thence North 69°24'34" East, 69.65' to a point; thence South 71°53'47" East, 33.54' to a point at the place of beginning.

Contains: 132,635.95 Sq. Ft. or 3.045 Acres.

All being the lands as shown on that certain Plan of Survey Grand Central Mall, situate in Parkersburg District, City of Vienna, Wood County, West Virginia, dated June 18, 2010 and to be recorded in the Wood County Clerk’s Office, West Virginia.

Continued...

EXHIBIT “A”
LEGAL DESCRIPTION, Continued...

Parcel X - Non-Exclusive Easement

Together with those rights and non-exclusive easements constituting rights in real property created defined and limited by that certain Declaration of Easements by Grand Central Limited Partnership, a Delaware limited partnership, dated January 30, 2009 and recorded February 3, 2009 in Deed Book 1137, Page 628, in the Wood County Clerk’s Office, West Virginia.

EXHIBIT B

Special Provisions for the State of West Virginia

THIS EXHIBIT B is attached to and made a part of that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of _______________, 2010 (the "Security Instrument"), executed and delivered by GRAND CENTRAL PARKERSBURG LLC, a Delaware limited liability company, grantor for all purposes hereunder (together with its permitted successors and permitted assigns, "Grantor"), for the benefit of GOLDMAN SACHS COMMERCIAL MORTGAGE CAPITAL, L.P., a Delaware limited partnership, beneficiary for all purposes hereunder (together with all its successors and assigns, "Lender").  This Exhibit B is hereby incorporated by reference into and made a part of the Security Instrument as if fully set forth therein.  All provisions and terms of the Security Instrument not otherwise amended or modified herein shall remain in full force and effect, and all definitions contained in the Security Instrument shall have the same meanings for purposes of this Exhibit B, except as otherwise specifically defined or modified hereby.

1.           Principals of Construction.  In the event of any inconsistencies between the terms and provisions of this Exhibit B and the terms and provision of the other Sections and Articles of the Security Instrument, the terms and provisions of this Exhibit B shall govern and control.

2.           Non-Judical Foreclosure.  Should Lender have elected to accelerate the indebtedness secured hereby, Lender may initiate foreclosure of the Property by requesting the Trustee to effectuate a non-judicial foreclosure sale.  Trustee, upon the written request of Lender, shall foreclose upon and sell the Property to satisfy the secured indebtedness at public auction at the front door of the courthouse of the aforesaid county, State of West Virginia, for cash in hand on the day of sale, after first giving notice of such sale by publishing such notice in some newspaper of general circulation published in the county or counties wherein any part of the Property is located as provided by law, or if there be no such newspaper(s) of general circulation in the county of proposed sale as provided by law on the date of sale, notice of such sale shall be duly published in an appropriate newspaper published in an adjoining county of Trustee's choice.  Out of the proceeds of such sale Trustee shall pay the proceeds as provided herein and the Loan Agreement.  In the event of the occurrence of any Event of Default, in addition to the rights, remedies and powers hereinabove set forth, the Lender and Trustee shall have as to any and all fixtures and personal property covered by this Security Instrument, all rights, remedies and powers of a secured party under the Uniform Commercial Code of West Virginia.

(A)           Grantor agrees, in the event the Property consists of more than one tract or parcel of Land, Lender may, in its sole discretion, direct the Trustee to sell at such sale any one or more of such tracts or parcels of land, even though such sale does not satisfy the indebtedness secured hereby and that the lien hereby created continues in existence as to the remaining tracts above described.

(B)           Grantor does hereby waive personal service of notice of any sale made hereunder, upon them, their heirs, devisees, personal representatives, agents, successors or assigns, and also waives the posting of notice of sale at the courthouse, and agrees that any sale made hereunder may be adjourned from time to time without notice other than oral proclamation of such adjournment of the time and place of sale, or at the time and place of any adjourned sale.

(C)           In the event that foreclosure proceedings are instituted hereunder but are not completed, Trustee shall be reimbursed for all costs and expenses incurred by Trustee in commencing such proceedings, and, in addition, shall be entitled to, and paid, a commission not to exceed two percent (2%) of the secured indebtedness which is outstanding at the time such proceedings are instituted, but in no event shall such commission be less than Fifty Dollars ($50.00); and all costs and expenses so incurred by Trustee, and such commission, together with interest thereon until paid at the rate payable on the secured indebtedness, shall be payable by Grantor on demand, and shall be and become a part of the secured indebtedness and shall be collectible as such.

(D)           A copy of any notice of trustee's sale under this Deed of Trust shall be served on Grantor by certified mail, return receipt requested, directed to Grantor at the address of Grantor set forth in the Loan Agreement or such other address given to Lender in writing by Grantor subsequent to the execution and delivery of this Security Instrument.  A copy of any notice of trustee's sale under this Security Instrument shall be served by certified mail, at least twenty (20) days prior to the sale, upon any subordinate lienholder who has previously notified Lender by certified mail of the existence of the subordinate lien.  Any notice of subordinate liens pursuant to West Virginia law shall be mailed to the mailing address of the Lender set forth in the Loan Agreement.

3.           Appointment and Substitution of Trustee.  Each appointment and substitution of a Trustee shall be evidenced by an instrument in writing which shall recite the parties to, and the book and page of record of, this Security Instrument, and the description of the Property, which instrument, executed and acknowledged by Lender and recorded in the office of the Clerk of the County Commission of the County in which this Security Instrument is recorded, shall be conclusive proof of the proper substitution and appointment of such successor Trustee, and notice of such proper substitution and appointment to all parties in interest.

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